EXHIBIT 10.2
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                               SECURITY AGREEMENT
                               ------------------

         This Security Agreement ("Agreement") dated as of December 31, 2004, by and between, True To Form, Limited, a Massachusetts corporation ("Debtor") and wholly owned subsidiary of Global Matrechs, Inc. a Delaware corporation ("GMTH") and Mark Allen ("Secured Party").

                                   BACKGROUND
                                   ----------

         A. Secured Party has extended credit to Debtor as evidenced by that certain Secured Note dated as of December 31, 2004 (as amended, restated, modified, or replaced from time to time, the "Note"), in connection with the merger of True To Form, Limited, a Massachusetts corporation and TTF Acquisition Corp. Capitalized terms used, but not defined herein, shall have the respective meanings set forth in the Note. As used herein, property shall mean all personal and real property of every kind and description (whether tangible or intangible) in which a person has any right, title or interest.

B. Debtor desires to grant to Secured Party security interests in the property described herein to secure all of GMTH's and Debtors' obligations and undertakings to Secured Party under the Note. GMTH is the direct or indirect owner of all of the equity interest in Debtor.



         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                         SECTION 1 - SECURITY INTEREST
                                     -----------------

         1.1 Description: As security for the payment of all obligations and undertakings of every kind or nature whatsoever of Debtor to Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Note, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement; and the payment of all expenses incurred by Secured Party in connection therewith (collectively the "Obligations"), Debtor hereby assigns and grants to Secured Party a continuing lien on and security interest in, upon and to the following property (the "Collateral"):

            (a) Accounts, Contract Rights, Etc. - All of Debtor's now owned and hereafter acquired, created, or arising accounts, accounts receivable, notes receivable, contract rights, chattel paper, documents (including documents of title), instruments, letters of credit and goods;

            (b) Inventory - All of Debtor's now owned or hereafter acquired inventory of every nature and kind, wherever located;

            (c) General Intangibles - All of Debtor's now owned and hereafter acquired, created or arising general intangibles of every kind and description, including, but not limited, to all existing and future rights to commissions, customer lists, choses in action, claims, books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, blueprints,
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drawings, designs and plans, trade secrets, contracts, contract rights, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies including without limitation, credit insurance and key man life insurance policies, and computer information, software, records and data;

            (d) Equipment - All of Debtor's now owned and hereafter acquired equipment, including, without limitation, machinery, vehicles, furniture and fixtures, wherever located, and all replacements, parts, accessories, substitutions and additions thereto;

            (e) Deposit Accounts - All of Debtor's now existing and hereafter acquired or arising deposit accounts of every nature, wherever located, and all documents and records associated therewith;

            (f) Property in Secured Party's Possession - All property of Debtor, now or hereafter in Secured Party's possession;

            (g) Investment Property - All of Debtor's now owned or hereafter acquired investment property whether registered or unregistered;

            (h) Goods - All of Debtor's now owned or hereafter acquired goods;

            (i) Letter of Credit Rights - All of Debtor's now owned or hereafter, letter of credit rights;

            (j) Commercial Tort Claims - All of Debtor's commercial tort claims against any party arising prior to, on or after the date hereof; and

            (k) Proceeds - The proceeds (including, without limitation, insurance proceeds), whether cash or non-cash, of all of the foregoing.

               All terms defined in the Uniform Commercial Code as in effect in the State of Delaware from time to time (the "UCC") and used herein shall have the same definitions as specified in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

         1.2 Lien Documents: As Secured Party deems necessary, Debtor shall execute and deliver to Secured Party, or have executed and delivered (all in form and substance satisfactory to Secured Party), any agreements, documents, instruments and writings, required to evidence, perfect or protect Secured Party's lien and security interest in the Collateral required hereunder or as Secured Party may request from time to time.

         1.3 Other Actions:

            (a) Secured Party is hereby authorized to file financing statements and amendments to financing statements without Debtor's signature in accordance with the UCC. Debtor hereby authorizes Secured Party to file all financing statements and amendments to financing statements describing the Collateral in any filing office as Secured Party, in its sole discretion may determine, including financing statements listing "All Assets" in the collateral description therein. Debtor agrees to comply with the requirements of all state and federal laws and requests of Secured Party in order for Secured Party to have and maintain a valid and perfected first security interest in the Collateral including, without

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limitation, executing such documents as Secured Party may require to obtain control (as defined in the UCC) over all deposit accounts, letter of credit rights and investment property.

            (b) In addition to the foregoing, Debtor shall do anything further that may be reasonably required by Secured Party to secure Secured Party and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of security agreements, contracts and any other documents required hereunder. At Secured Party's request, Debtor shall also immediately deliver (with execution by Debtor of all necessary documents or forms to reflect, implement or enforce the security interest of Secured Party described herein) to Secured Party all items of which Secured Party must receive possession to obtain a perfected security interest, including without limitation, all notes, stock powers, letters of credit, certificates and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

         1.4 Filing Security Agreement: A carbon, photographic or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

         1.5 Power of Attorney: The officers of Secured Party or his representative is hereby irrevocably made, constituted and appointed the true and lawful attorney for Debtor (without requiring it to act as such) with full power of substitution to do the following: (a) if Debtor refuses or is unable for more than three (3) business days after being requested to do so, execute, in the name of Debtor, schedules, assignments, instruments, documents and statements that Debtor is obligated to give Secured Party hereunder or that are necessary to perfect (or continue to evidence the perfection of such security interest); and (c) during the continuance of any Event of Default, do such other and further acts and deeds in the name of Debtor that Secured Party, consistent with the requirements of the UCC, may reasonably deem necessary or desirable to enforce any Account or other Collateral or perfect Secured Party's security interest in the Collateral.

                      SECTION 2 - [INTENTIONALLY DELETED]
                                  -----------------------


                             SECTION 3 - COVENANTS
                                         ---------

         3.1 Debtor covenants that:

            (a) Payment of Taxes and Claims - Debtor shall pay, before they become delinquent,

                  (i) all taxes, assessments and governmental charges or levies imposed upon it or upon Debtor's property after the date hereof, and

                  (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons entitled to the benefit of statutory or common law liens or other encumbrances, which, if unpaid, would result in the imposition of a lien or other encumbrance upon its property; provided, however, that Debtor shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall at the time be contested in good faith and by appropriate proceedings by Debtor, and if Debtor shall have set aside on its books adequate reserves in respect thereof, if so required in accordance with GAAP; which deferment of payment is permissible so long as no lien or other encumbrance

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has been entered and Debtor's title to, and its right to use, its property are not materially adversely affected thereby.

            (b) Property - Debtor shall maintain its property in its current condition (normal wear and tear excepted) and make all necessary renewals, replacements, additions, betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its property, and will pay all rentals when due for all real estate leased by Debtor.

            (c) Existence and Rights - Debtor shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises. Debtor shall maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its businesses.

            (d) Issue Taxes - Debtor shall pay all taxes (other than taxes based upon or measured by any Secured Party's income or revenues or any personal property tax), if any, in connection with the recording of any lien documents. The obligations of Debtor hereunder shall survive the termination of this Agreement.

            (e) Sale of Property - Debtor shall not engage in any sale of all or substantially all of its assets, except pursuant to a reorganization or consolidation of Debtor with and into GMTH.

            (f) Liens and Encumbrances - Debtor shall not: (i) execute a negative pledge agreement with any Person covering any of its property or property of the Subsidiaries , or (ii) cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), its property or property of the Subsidiaries (including, without limitation, the Collateral), whether now owned or hereafter acquired, to be subject to a lien, security interest or other claim or encumbrance except for Permitted Liens. As used herein, "Permitted Liens" means: (x) liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other like persons, provided the payment thereof is not at the time required by Section 3.1(a); (y) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and other like laws; and (z) those liens, security interests or other encumbrances existing as of the date hereof.

            (g) Other Agreements - Debtor shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs Debtor's ability to perform under this Agreement, or under any other instrument, agreement or document to which Debtor is a party or by which it is or may be bound.

            (h) Change of Location or Jurisdiction of Organization - Debtor agrees that it shall not change its name or jurisdiction of organization without ten (10) days' prior written notice to Secured Party and that if its principal place of business changes from that indicated on the signature page of this Agreement, Debtor will immediately notify the Secured Party in writing of the additions or changes to the locations of the Collateral.

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                              SECTION 4 - DEFAULT
                                          -------

         4.1 Events of Default: The occurrence of an Event of Default (as defined in the Note) shall constitute an event of default ("Event of Default") hereunder and Secured Party shall thereupon have the option to declare Debtor in default under this Agreement, and declare all liabilities, indebtedness and obligations of Debtor to Secured Party under this Agreement and the Note, whether matured or contingent, immediately due and payable including, but not limited to, interest, principal, expenses, advances to protect Secured Party's position and all of Secured Party's rights hereunder and thereunder, all without demand, notice, presentment or protest or further action of any kind.

         4.2 Rights and Remedies on Default: In addition to all other rights, options and remedies granted to Secured Party under this Agreement (each of which is also then exercisable by Secured Party), Secured Party may, upon the occurrence of an Event of Default, exercise any other rights granted to it under the UCC and any other applicable law, including, without limitation, the following rights and remedies:

            (a) the right to take possession of, send notices, and collect directly the Collateral, with or without judicial process (including, without limitation the right to notify the United States postal authority to redirect all mail addressed to Debtor to an address designated by Secured Party);

            (b) by its own means or with judicial assistance, enter Debtor's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and Debtor shall not resist or interfere with such action; or

            (c) require Debtor at Debtor's expense to assemble all or any part of the Collateral and make it available to Secured Party at any place designated by Secured Party.

                  Debtor hereby agrees that a notice received by it at least ten
     (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable inventory or Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Secured Party without prior notice to Debtor. Debtor covenants and agrees not to interfere with or impose any obstacle to Secured Party's exercise of its rights and remedies with respect to the Collateral, after the occurrence of an Event of Default hereunder.

                  To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens, security interests or other encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral

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     through publications or media of general circulation, whether or not the
     Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this paragraph is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this paragraph. Without limitation upon the foregoing, nothing contained in this paragraph shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this paragraph.

         4.3 Nature of Remedies: Secured Party shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the liabilities and obligations of Debtor to Secured Party in any order. All rights and remedies granted Secured Party hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Secured Party may proceed with any number of remedies at the same time until all existing and future liabilities and obligations of Debtor to Secured Party, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Secured Party, upon the occurrence of an Event of Default, may proceed against Debtor, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

                           SECTION 5 - MISCELLANEOUS
                                       -------------

         5.1 Governing Law: This Agreement, and all related agreements and documents, and all matters arising hereunder or related hereto, shall be governed by and construed in accordance with the laws of the State of New York, without regard to its otherwise applicable principles of conflicts of laws. The provisions of this Agreement and other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         5.2 Waiver:

            (a) No omission or delay by Secured Party in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and

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no waiver of Secured Party's rights hereunder will be valid unless in writing and signed by Secured Party, and then only to the extent specified.

            (b) Debtor releases Secured Party, its agents, administrators and executors, its officers, employees and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by willful misconduct or gross negligence.

         5.3 Modification: No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         5.4 Signatories: Each individual signatory hereto represents and warrants that he is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party.

         5.5 Successors and Assigns: All provisions herein shall inure to, become binding upon the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto.

         5.6 Consent to Jurisdiction: Debtor irrevocably consents to the exclusive jurisdiction of the federal courts or the state courts of the State of New York sitting in the Borough of Manhattan in connection with any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process to the address of Debtor set forth herein by certified mail, return receipt requested.

         5.7 WAIVER OF JURY TRIAL: DEBTOR AND SECURED PARTY HEREBY WAIVE ANY AND ALL RIGHTS ANY MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST SECURED PARTY WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

         5.8 No Marshalling. Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the obligations (or any of them) secured hereunder or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the obligations secured hereunder or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

         5.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like

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notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

         To GMTH or the Debtor:

                  True To Form, Limited
                  90 Grove Street, Suite 201
                  Ridgefield, Connecticut 06877
                  Attn:  Michael Sheppard
                  Facsimile: (203)431-8304

         With a copy to:

                  Foley Hoag LLP
                  155 Seaport Boulevard
                  Boston, Massachusetts  02210
                  Attn: David A Broadwin, Esq.
                  Facsimile: (617) 832-7000

         To the Secured Party:

                  Mark Allen
                  91 French Avenue
                  Braintree, MA 02184
                  PH: 781.848.1174
                  FX: 781.848.1175

         With a copy to:

                  Samuel  Krieger
                  Krieger & Prager LLP
                  39 Broadway
                  New York, NY 10006
                  Facsimile: (212 ) 363-2999



                       [SIGNATURES TO FOLLOW ON NEXT PAGE]


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         IN WITNESS WHEREOF, the undersigned parties have executed this
Agreement the day and year first above written.

                                       TRUE TO FORM, LIMITED

                                       By: /s/ Michael Sheppard
                                           -------------------------------
                                       Name/Title: Michael Sheppard, Treasurer


Acknowledged and Accepted:

/s/ Mark J. Allen
------------------------------
Mark Allen



GLOBAL MATRECHS, INC.

By: /s/ Michael Sheppard
    ------------------------------------
Name/Title:  Michael Sheppard, President






























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